SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                          Date of Report June 20, 2001
                        (Date of earliest event reported)

                          Commission File No. 33-95538

                         SALTON SEA FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                   47-0790493
                        (IRS Employer Identification No.)

(Exact name of Registrants     (State or other jurisdiction  (I.R.S. Employer
as specified in their charters)    of incorporation or       Identification No.)
                                        organization)

Salton Sea Brine Processing L.P.       California             33-0601721
Salton Sea Power Generation L.P.       California             33-0567411
Fish Lake Power LLC                    Delaware               33-0453364
Vulcan Power Company                   Nevada                 95-3992087
CalEnergy Operating Corporation        Delaware               33-0268085
Salton Sea Royalty LLC                 Delaware               47-0790492
VPC Geothermal LLC                     Delaware               91-1244270
San Felipe Energy Company              California             33-0315787
Conejo Energy Company                  California             33-0268500
Niguel Energy Company                  California             33-0268502
Vulcan/BN Geothermal Power Company     Nevada                 33-3992087
Leathers, L.P.                         California             33-0305342
Del Ranch, L.P.                        California             33-0278290
Elmore, L.P.                           California             33-0278294
Salton Sea Power LLC                   Delaware               47-0810713
CalEnergy Minerals LLC                 Delaware               47-0810718
CE Turbo LLC                           Delaware               47-0812159
CE Salton Sea Inc.                     Delaware               47-0810711
Salton Sea Minerals Corp.              Delaware               47-0811261

         302 S. 36th Street, Suite 400-A, Omaha, NE  68131
(Address of principal executive offices and Zip Code of Salton Sea Funding Corporation)

Salton Sea Funding Corporation's Telephone Number, including area code:
                                                        (402) 341-4500

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Salton Sea Funding Corporation ("Registrant") reports that its affiliates have executed Agreements Addressing Energy Pricing and Payment Issues with Southern California Edison Company ("Edison"). Under the Agreements, Registrant is to receive within 3 days payments equal to 10% of amounts stipulated as past due along with interest at 7 percent per annum and will begin delivering energy to Edison within 2 business days thereafter. As part of the Agreement, the parties will stay pending collection actions and certain other proceedings. Other terms, including payment of the balance of the amounts stipulated as past due, are conditioned on certain events which would restore Edison to creditworthiness and approval by the California Public Utilities Commission. Copies of the Agreements are included as exhibits to this report.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

Exhibit 99.1 Agreement Addressing Renewable Energy Pricing and Payment Issues between Leathers, L.P., QFID No. 3026 and Southern California Edison Company

Exhibit 99.2 Agreement Addressing Renewable Energy Pricing and Payment Issues between Elmore, Ltd. QFID No. 3009 and Southern California Edison Company

Exhibit 99.3 Agreement Addressing Renewable Energy Pricing and Payment Issues between Vulcan/BN Geothermal Power Company QFID No. 3006 and Southern California Edison Company

Exhibit 99.4 Agreement Addressing Renewable Energy Pricing and Payment Issues between Del Ranch, Ltd. QFID No. 3004 and Southern California Edison Company

Exhibit 99.5 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 1) QFID No. 3039 and Southern California Edison Company

Exhibit 99.6 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 2) QFID No. 3028 and Southern California Edison Company

Exhibit 99.7 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 3) QFID No. 3025 and Southern California Edison Company

Exhibit 99.8 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 4) QFID No. 3050 and Southern California Edison Company

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SALTON SEA FUNDING CORPORATION


Date:  June 20, 2001              By:    /s/  Douglas L. Anderson
                                              Douglas L. Anderson
                                              Vice President